Q2 08 Investor Call August 19, 2008 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging
program.
In addition, the forward-looking statements in this
presentation regarding the on-line dates for the company’s new generation plants could be affected by, among other things, EFH Corp.’s ability to timely manage the construction of the new plants, labor strikes or labor or materials shortages, and any unexpected judicial rulings with respect to the plants’ construction permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Q&A Financial Overview Financial Overview Strategy and Operational Results Strategy and Operational Results John Young President & CEO Paul Keglevic Executive Vice President & CFO

EFH Corp. Adjusted  (Non-GAAP) Operating Earnings
388
7
(51)
53
269
(11)
121
Q2 07
(251)
9
-
-
3,071
-
(3,331)
Q2 08
868 (491) Adjusted (non-GAAP) operating earnings (loss)
34 11 Other
(51) - Deferred income tax benefit related to Texas margin tax
512 - Charges related to cancelled development of generation facilities
761 4,098 Unrealized mark-to-market net losses
Other items excluded from adjusted (non-GAAP) operating earnings
(after tax):
(11) - Income from discontinued operations
(377) (4,600) GAAP net income (loss)
YTD 07 YTD 08
Consolidated: reconciliation of GAAP net income to adjusted (non-GAAP) operating earnings
1
Q2 08 vs. Q2 07 and YTD 08 vs. YTD 07; $ millions and after tax
1
See Appendix –
Regulation G Reconciliations for definition and reconciliation.

Adjusted  (Non-GAAP) Operating Earnings By Segment
Adjusted (non-GAAP) operating earnings (loss)
1
Q2 08 vs. Q2 07 and YTD 08 vs. YTD 07; $ millions
(251)
388
(491)
868
EFH Corp. Consolidated
Q2 08 Q2 07
YTD 07
YTD 08
85
56
170
142
Q2 08 Q2 07 YTD 08 YTD 07
Regulated Delivery Segment
1
See Appendix –
Regulation G Reconciliations for definition and reconciliation.
Competitive Electric Segment
(179)
414
(366)
894
Q2 08 Q2 07
YTD 07
YTD 08

EFH Corp. Adjusted EBITDA
EFH Corp. Adjusted EBITDA
1
2,194
2,254
YTD 08 YTD 07
YTD 08 vs. YTD 07; $ millions
1,054
1,073
Q2 08 Q2 07
Q2 08 vs. Q2 07; $ millions
1
See Appendix –
Regulation G Reconciliations for definition and reconciliation.

TCEH Has Significantly Hedged Luminant’s
Natural Gas Position
Natural gas forward hedges and impact of hedging program
2009 to 2014; Mixed measures
~72%
7.25
~400
2013
Percent
$/MMBtu
mm MMBtu
Measure
~86%
$7.36
~492
2012
~96%
$7.89
~508
2010
~97%
$8.26
~342
2009
~92%
$7.56
~503
2011
~17%
$7.80
~86
2014
Overall estimated percent of
total TCEH/Luminant NG
position hedged
2
Natural gas hedging program
Average price
1
Factor
1 Weighted average prices are based on actual sales prices of short positions in the corporate natural gas hedge program based on NYMEX Henry Hub.
2 Assumes natural gas conversion based on an 7.5 heat rate with natural gas being on the margin ~75-95% of the time (when coal is on the margin, no natural gas position is assumed to be generated). Overall hedge ratio based on TCEH/Luminant position estimate as of 7/31/08 and includes estimate of fixed price sold forward positions, including retail and non-hedge program wholesale effects.
TCEH has hedged approximately 80% of Luminant’s estimated Henry Hub-based natural gas exposure from 2009-2014.  More than 95% of the hedge positions are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.
Cumulative unrealized mark-to-market net losses related to positions in the long-term hedging program and average forward prices
$3.6
$7.9
$ billions
$9.27
$11.23
$/MMBtu
July 31, 2008
June 30, 2008
Date

7 Today’s Agenda Q&A Financial Overview Strategy and Operational Results John Young President & CEO Paul Keglevic Executive Vice President & CFO

Luminant Maintained Its Strong Execution Track Record
4,531 4,492
9,452
8,555
Q2 08 Q2 07 YTD 08 YTD 07
Nuclear production
Q2 08 vs. Q2 07 and YTD 08 vs. YTD 07; GWh
10%
YTD
Operational Results
Solid performance from nuclear fleet
Lignite/coal capacity factors down due
to unplanned outages
Additional power replacement costs
for Sandow 4 outages
Other achievements:
Completed the 2nd shortest refueling
outage in Comanche Peak history
Progressed on safe construction of
the Oak Grove 1 & 2 and Sandow 5
generation units and related mining
facilities
Progressed on safe construction of
the $1 billion Environmental Retrofit
Program
82.2
85.9
84.1
86.6
Q2 08 Q2 07 YTD 08 YTD 07
Lignite/coal capacity factors
Q2 08 vs. Q2 07 and YTD 08 vs. YTD 07; Percent
3%
YTD

Progress Continued On Luminant’s New Solid-Fuel Plants
Sandow Unit 5
Rockdale, Texas
Oak Grove Steam Electric Station
Robertson County, Texas
TX Lignite Primary fuel
Late 2009/Mid 2010 Commercial operation date
1,600 MW Estimated net capacity
TX Lignite Primary fuel
2009 Commercial operation date
581 MW Estimated net capacity

TXU Energy Improved Its Overall Proposition for
Customers, Resulting In Continuing Growth
Operational Results
Higher wholesale power costs
pressuring retail margins
Lower average residential revenues
reflecting 15% price discount and
price protections
4% year-over-year growth in
residential customers and 12
consecutive months of residential
customer growth
Other achievements:
Continued additional 10% low income
discount and summer disconnect
protections
Improved customer satisfaction
versus prior year
Unveiled new i-Thermostat pilot
program for residential customers to
better manage home energy usage
4%
Average residential revenues
$ per MWh
6%
YTD
Total residential customers
6/30/08 vs. 6/30/07; end of period, thousands
134.9
138.4
130.8
139.0
Q2 08 Q2 07 YTD 08 YTD 07
1,899
1,833
6/30/08 6/30/07

11 Today’s Agenda Q&A Financial Overview Strategy and Operational Results John Young President & CEO Paul Keglevic Executive Vice President & CFO

12 Questions & Answers

Appendix – Regulation G Reconciliations

Financial Definitions
The purchase method of accounting for a business combination as prescribed by Statement of Financial
Accounting Standards No. 141, “Business Combinations,” whereby the cost or “purchase price” of a business combination, representing the amount paid for the equity and direct transaction costs, are allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill.
Purchase Accounting
Net income (loss) adjusted for items representing income or losses that are not reflective of continuing operations.
These items include unrealized mark-to-market gains and losses, results of discontinued operations and other charges, credits or gains that are unusual or nonrecurring. EFH Corp. uses adjusted (non-GAAP) operating earnings as a measure of performance and believes that analysis of the business by external users is enhanced by visibility to both Net Income prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings.
Adjusted (non-GAAP)
Operating Earnings
Generally accepted accounting principles GAAP
EBITDA adjusted to exclude non-cash items, unusual items and other adjustments allowable under the EFH Corp.
Senior Notes bond indenture. Adjusted EBITDA is provided solely because of the important role that it plays in respect of certain covenants contained in the EFH Corp. Senior Notes. Adjusted EBITDA is not intended to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for Management’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, EFH Corp.’s presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  See EFH
Corp.’s filings with the SEC for a detailed reconciliation of EFH Corp.’s Net Income prepared in accordance with
GAAP to Adjusted EBITDA.
Adjusted EBITDA
(non-GAAP)
Income (loss) from continuing operations before interest income, interest expense and related charges, and income tax expense (benefit) plus depreciation and amortization and special items. EBITDA is a measure used by
EFH Corp. to assess performance consistent with industry and peer group analytical measurements.
EBITDA
(non-GAAP)
Definition Measure

267
3
(7)
4
7
(11)
(51)
53
269
Q2 07
3,080
8
-
1
-
-
-
-
3,071
Q2 08
1,245 4,109 Total
9 9 Other, including litigation/regulatory settlements
(15) - Amortization of gain on sale eliminated under purchase accounting
13 2 Professional fees related to the merger
27 - Projects
expenses²
(11) - Income from discontinued operations
(51) - Deferred income tax benefit related to Texas margin tax
512 - Charges related to cancelled development of generation facilities
761 4,098 Unrealized mark-to-market net
losses¹
YTD 07 YTD 08
1
Amounts include all unrealized mark-to-market gains and losses.
2
Includes previously deferred costs associated with certain strategic transactions that were no longer expected to be consummated as a result of the merger that occurred in October 2007.
Description of items excluded from adjusted (non-GAAP) operating earnings
Q2 08 vs. Q2 07 and YTD 08 vs. YTD 07; $ millions and after tax
Table 1: EFH Corp. Description of Items Excluded from Adjusted (non-GAAP) Operating
Earnings
Q2 08, Q2 07, YTD 08 and YTD 07

414
3
(42)
53
269
131
Q2 07
(179)
7
-
-
3,071
(3,257)
Q2 08
894 (366) Adjusted (non-GAAP) operating earnings (loss)
3 10 Other
(42) - Deferred income tax benefit related to Texas margin tax
512 - Charges related to cancelled development of generation facilities
761 4,098 Unrealized mark-to-market net losses
Other items excluded from adjusted (non-GAAP) operating earnings
(after tax):
(340) (4,474) GAAP net income (loss)
YTD 07 YTD 08
Competitive Electric segment: reconciliation of GAAP net income to adjusted (non-GAAP)
operating earnings
Q2 08 vs. Q2 07 and YTD 08 vs. YTD 07; $ millions and after tax
Table 2: Competitive Electric Segment Adjusted (non-GAAP) Operating Earnings
Reconciliation
Q2 08, Q2 07, YTD 08 and YTD 07

56
2
54
Q2 07
85
-
85
Q2 08
142 170 Adjusted (non-GAAP) operating earnings (loss)
2 - Other
140 170 GAAP net income (loss)
YTD 07 YTD 08
Regulated Delivery segment: reconciliation of GAAP net income to adjusted (non-GAAP) operating earnings
Q2 08 vs. Q2 07 and YTD 08 vs. YTD 07; $ millions and after tax
Table 3: Regulated Delivery Segment Adjusted (non-GAAP) Operating Earnings
Reconciliation
Q2 08, Q2 07, YTD 08 and YTD 07

Table 4: EFH Corp. Adjusted  EBITDA Reconciliation
Q2 08, Q2 07, YTD 08 and YTD 07
$ millions
18 13 9 5 Losses on sales of receivables
4 100 4 48 Expenses incurred to upgrade or expand a generation station
3
77 26 25 12 Transaction and merger expenses
4
(35) (13) (18) (8) Interest income
30 35 16 17 Amortization of nuclear fuel
1,182 6,363 418 4,769
Unrealized net (gain) or loss resulting from hedging
transactions
795 9 82 4 Impairment of assets and inventory write-down
1
- 245 - 107 Purchase accounting adjustments
2
Adjustments to EBITDA (pre-tax):
(602) (659) (276) (330) Oncor EBITDA
176 135 88 78 Oncor distributions/dividends
418 1,674 221 831 Interest expense and related charges
6
9
519
199
(21)
120
Q2 07
10
24
(4,604)
785
(2.463)
(4,600)
YTD 08
(377) (3,331) Net income (loss)
(294) (1,803) Income tax expense (benefit)
403 390 Depreciation and amortization
13 8 Non-cash compensation expenses (FAS 123R)
6
12 12 Transition and business optimization costs
5
150 (3,913) EBITDA
YTD 07 Q2 08 Factor
Note: Table and footnotes to this table continue on following page

Table 4: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
Q2 08, Q2 07, YTD 08 and YTD 07
$ millions
1,073
197
876
(11)
-
5
Q2 07
2,194
503
1,691
-
-
7
YTD 08
5 7 Restructuring and other
7
1 (3)
Equity losses of unconsolidated affiliate engaged in broadband over power lines
(11) - Income from discontinued operations, net of tax effect
2,254 1,054 Adjusted EBITDA per Restricted Payments Covenants
439 241 Add back Oncor adjustments
1,815 813 Adjusted EBITDA per Incurrence Covenant
YTD 07 Q2 08 Factor
1 Impairment of assets includes charges related to the canceled development of coal-fueled generation facilities.
2 Purchase accounting adjustments include amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts and power purchase agreements and the stepped up value of nuclear fuel. Also include certa in credits not recognized in net income due to purchase accounting.
3 Expenses incurred to upgrade or expand a generation station reflect non-capital outage costs.
4 Transaction and merger expenses include costs related to the Merger, abandoned strategic transactions and a terminated joint venture. Also include administrative costs related to the canceled program to develop coal-fueled generation facilities, the Sponsor management fee and costs related to certain growth initiatives
5 Transition and business optimization costs for the 2008 periods include professional fees primarily for retail billing and customer care systems enhancements and incentive compensation. Transition and business optimization costs for the 2007 periods represent professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Non-cash compensation expenses exclude capitalized amounts.
7 Restructuring and other includes credits related to impaired combustion turbine leases and other restructuring initiatives and nonrecurring activities.